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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 11, 1998
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                       U.S. Digital Communications, Inc.
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              (Exact Name of Registrant as Specified in Charter)

Nevada                            0-21225                         52-2124492
---------------                   ---------------                 --------------
(State or Other                   Commission File                 (IRS Employer
Jurisdiction                      Number)                         Identification
Incorporation                                                     No.)


2 Wisconsin Circle, Chevy Chase, Maryland                            20815
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code (301) 961-1540
                                                    -------------

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5    Other Events
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          The Registrant, on Friday, December 11, 1998, released its consolidated financial results for the Third Quarter of 1998 by press release. Following the release, the Registrant became aware that the final page captioned "Condensed Consolidated Statements of Operations" inadvertently contained a reference in a subheading to "(Dollars in thousands, except per share data)" although the figures in the Condensed Consolidated Statements of Operations were actual numbers. The Registrant released a corrected press release on December 11, 1998, a copy of which is attached as an Exhibit.



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits.

               20.1 Corrected press release, dated December 11, 1998, with respect to the financial results for the Company's third quarter and nine months ended September 30, 1998.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              U.S. DIGITAL COMMUNICATIONS, INC.
                                        (Registrant)


Date:  December 14, 1998      By: /s/  Robert J. Wussler
                                  -----------------------------------
                                  Name:   Robert J. Wussler
                                  Title:  Chairman

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                                EXHIBITS INDEX



EXHIBIT                          DESCRIPTION                              PAGE
NUMBER                           -----------                              ----
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20.1         Corrected press release, dated December 11, 1998, with         6
             respect to the financial results for the Company's third quarter and nine months ended September 30, 1998.


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